Security Life of Denver Insurance Company

Supplement Dated March 16, 2020

This Supplement updates and amends certain information in your current prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

IMPORTANT INFORMATION ABOUT SECURITY LIFE OF DENVER INSURANCE COMPANY

On January 4, 2021, Voya Financial, Inc., a Delaware corporation (“Voya”) closed on the Master Transaction Agreement (the “Resolution MTA”) with Resolution Life U.S. Holdings Inc., a Delaware corporation (collectively with its affiliates, “Resolution Life US”) pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Insurance Company, a Colorado-domiciled life insurance company (the “Company”) and several other subsidiaries and affiliates of the Company.  The sale of these legal entities along with certain reinsurance transactions resulted in the disposition of substantially all of Voya’s individual life insurance and legacy non-retirement annuity businesses and related assets.  The transaction did NOT change the terms, features, and benefits of your contract.

IMPORTANT INFORMATION ABOUT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY

Effective on January 4, 2021, the principal executive office of Security Life of Denver Insurance Company, the issuer of your variable universal life policy, changed.  You may contact us at:

7535 East Hampden Ave., Suite 400, Room 446
Denver, Colorado  80231
877-886-5050
www.voyalifecustomerservice.com

All references to this principal executive office in your prospectus, in any prospectus supplement, and/or in the SAI are to be changed accordingly.

IMPORTANT INFORMATION ABOUT THE PRINCIPAL UNDERWRITER

In connection with closing of the Resolution MTA, the name of Voya America Equities, Inc. changed to SLD America Equities, Inc. Accordingly, all references in your prospectus, in any prospectus supplement, and/or in the SAI to Voya America Equities, Inc. are deleted and replaced with SLD America Equities, Inc.  Additionally, the address for SLD America Equities, Inc. is:

20 Washington Ave S,
Minneapolis, MN  55401
XSLD-21	March 2021